Exhibit 99.2



通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Third Quarter 2010 Earnings Call Presentation

Henry Yu, CEO & John Chen, CFO

November 8, 2010

Safe Harbor Statement

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company's filings (including Forms 8-K, 10-K and 10-Q) or other documents filed with the Securities and Exchange Commission. For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are available at http://www.sec.gov, or through the Company's Investor Relations website at http://www.gshi-steel.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

This presentation is intended to be viewed in conjunction with General Steel Holdings, Inc. third quarter 2010 earnings call.

Agenda

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Revenue and Shipment Volume
- Third Quarter 2010 Highlights
- Demand Drivers
- Improved Gross Profit Margin
- Other Key Operating Metrics
- Fourth Quarter 2010 Outlook
- Q&A

Revenue and Shipment Volume

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Third Quarter Total Revenue was $460.3 Million


USD in thousands
484,752
460,277
500,000
400,000
300,000
200,000
100,000
0
2009 Q3
2010 Q3

Nine Months Ended September 30, 2010 Total Revenue Increased 16.3% Year-over-Year


USD in thousands
1,216,493
1,414,979
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
9 Months Ended 9/30/09
9 Months Ended 9/30/10

Third Quarter Total Shipment Volume was 940,561 Metric Tons


Metric Tons
1,036,076
940,561
1,000,000
800,000
600,000
400,000
200,000
0
2009 Q3
2010 Q3

Nine Months Ended September 30, 2010 Total Shipment Volume Increased 10.2% Year-over-Year


Metric Tons
2,709,716
2,986,686
3,000,000
2,000,000
1,000,000
0
9 Months Ended 9/30/09
9 Months Ended 9/30/10

Third Quarter 2010 Highlights

- Formed a new joint venture, Tianwu General Steel Material Trading Co., Ltd. ("Tianwu JV") with Tianjin Materials and Equipment Group Corporation ("TME Group").

- TME Group is one of the largest and most diversified commodity trading groups in China.
- Tianwu JV will source raw materials, including domestic and overseas iron ore, and is expected to supply approximately 30% to 50% of General Steel's iron-ore needs, amounting to approximately two to three million metric tons on an annual basis.

- On September 13, 2010, Tianwu JV entered into an iron ore Sales and Purchase Contract with Minera Santa Fe, a Chilean iron ore supplier. Pursuant to the contract, Tianwu JV will receive favorable pricing on the purchase of 138,000 tons of iron ore for the remainder of 2010.

Demand Drivers

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

% Increased GDP Comparison in First Half of 2010


20%
15%
10%
5%
0%
11.1%
16.8%
13.2%
11.2%
National
Shaanxi
Zhejiang
Guangdong

Source: National Bureau of Statistics of China, Shaanxi Development & Reform Commission.

- **Direct beneficiary of the "Go West" economic initiative**
  - One of the top five economic priorities from 2011-2015
  - Continue to enjoy corporate tax rate at 15%
  - 235 construction and infrastructure projects under development in Shaanxi Province this year
- **Guanzhong-Tianshui SEZ**
  - Covers two western provinces and seven cities, extending 70,000 square kilometers
  - Regional GDP per capital expected to double by year 2020
  - Construction planned from 2009 to 2020

Key Operating Metrics – Gross Profit

Gross Profit was $15.6 Million in the Third Quarter of 2010



US$ (mm)
50
40
30
20
10
0
39.7
15.6
Q3 2009
Q3 2010

Gross Profit was $28.7 Million for Nine Months Ended September 30, 2010



US$ (mm)
80
70
60
50
40
30
20
10
0
75.1
28.7
9 Months Ended 9/30/09
9 Months Ended 9/30/10

- 3Q10 gross margin grew sequentially to 3.4% from 2Q10 gross margin of 1.5%
- The year-over-year decrease in gross profit for the third quarter 2010 can be explained by two major contributing factors:
  - Total revenue decreased in the third quarter of 2010 due to a change in the operating model at General Steel (China) and only executing processing contracts at Maoming which generate less sale revenue.
  - The price of our primary raw materials, including iron ore and coke, was higher in the third quarter of 2010 compared to the same period last year which negatively affected the gross profit.

Key Operating Metrics

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Gross Margin Increased to 3.4% in the Third Quarter of 2010


4%
3%
2%
1%
0%
1.3%
1.5%
3.4%
2010 Q1
2010 Q2
2010 Q3

- Less efficient equipment, such as the blast furnaces, were kept at a low utilization rate during the quarter, resulting in increased profit margin but decreased production volume for the third quarter of 2010

Upward ASP Trend in August and September


(In RMB with VAT)
4600
4400
4200
4000
3800
4000
4200
4350
July-2010
August-2010
Sep-2010

Raw Material Cost at a Relatively High but Stable Level


(In RMB per Metric Ton)
Iron Ore
Coke
2000
1500
1000
1200
1800
1250
1700
1200
1700
July-2010
August-2010
Sep-2010

This presentation is intended to be viewed in conjunction with General Steel Holdings, Inc. third quarter 2010 earnings call.

EBITDA

- Income from operations was $6.0 million for the third quarter 2010 compared to a loss of $6.3 million in the second quarter of 2010 and a loss of $6.4 million in the first quarter of 2010.

- EBITDA for the third quarter 2010 and the nine months ended September 30, 2010 was $20.4 million and $48.7 million, respectively.

Consolidated Balance Sheet Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

(USD ,000)

Assets:		September 30, 2010		December 31, 2009
Cash and Restricted Cash		$228,301 $274,159		
Accounts Receivable		$21,215		$8,525
Notes Receivable		$67,132		$29,185
Inventories		$250,758		$208,087
Advances on Inventory Purchases		$90,146		$31,402
Total Current Assets	$770,926		$615,277	
Property Plant and Equipment		$584,948		$555,111
Total Assets	$1,416,641	$1,228,063		
Liabilities:				
Total Notes Payable		$302,113		$254,608
Total Accounts Payable		$239,768		$206,277
Total Short Term Loan		$371,643		$271,077
Customer Deposits		$284,345		$262,100
Taxes Payable		$2,195		$6,921
Total Current Liabilities	$1,249,670		$1,037,345	
Shareholder's Equity	$159,922		$166,329	

- **On August 5, 2010, the remaining outstanding notes from the Company's December 13, 2007 private placement were converted into a total of 1,559,675 shares of the Company's Common Stock.**
- **As of the date hereof, all of the convertible promissory notes issued on December 13, 2007 have been converted into Common Stock.**

This presentation is intended to be viewed in conjunction with General Steel Holdings, Inc. third quarter 2010 earnings call.

Fourth Quarter 2010 Outlook

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Trend of the average selling price will remain stable

- Trend of the cost of raw materials (iron ore and coke) will both remain stable

- In negotiations with Shaanxi Iron and Steel Group to operate two new blast furnaces:

  - Additional 2 million metric tons of crude steel annual capacity;
  - The rebar and high speed wire production lines transferred from Maoming will be connected with the new steel making facility;
  - More cost efficient with lower raw material and energy usage;
  - Capable of providing higher margin products; and
  - Obtain the reimbursement from Shaanxi Iron and Steel Group for the operating expenses related to the construction of the new assets.

- Strategy to further improve profit margin:

  - Directly sourcing high quality raw material from oversea suppliers

Contact Information

Jing Ou-Yang

General Steel Holdings, Inc.

Tel: + 86-10-5879-7346

Email: jing.ouyang@gshi-steel.com

Justin Knapp

Ogilvy Financial, Beijing

Tel: + 86-10-8520-6556

Email: gsi@ogilvy.com

Jessica Barist Cohen

Ogilvy Financial, New York

Tel: + 1-646-460-9989

Email: gsi@ogilvy.com